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                                                               EXHIBIT 10(G) TO
                                                 1998 ANNUAL REPORT ON FORM 10-K


SIXTH AMENDMENT TO
FINANCING AND SECURITY AGREEMENT

         THIS SIXTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT, dated as of December 31, 1998, is by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), ELLETT BROTHERS, INC. ("Ellett"), LEISURE SPORTS MARKETING, INC. ("Leisure"), EVANS SPORTS, INC., ("Evans"), SAFESPORT MANUFACTURING COMPANY ("Safesport"), and VINTAGE EDITIONS, INC. ("Vintage") (hereinafter Ellett, Leisure, Evans, Safesport and Vintage may be referred to collectively as the "Borrower").

RECITAL

         A. The Lender and the Borrower have entered into that certain Financing and Security Agreement, dated June 10, 1994, as amended (the "Financing Agreement").

         B. The Borrower and the Lender have agreed to amend the Financing Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

                  1. Sections 11(iii), (viii) and (ix) are amended in their entirety so that such Sections now read as follows:

                                    (iii) declare or pay any cash dividends or
                           make any other cash distributions to its stockholders; provided, however, Borrower shall be permitted to make such dividend payments and cash distributions in any fiscal year in an aggregate amount equal to 60% of Borrower's net income after taxes for such fiscal year;

                                    (viii) allow Borrower's Tangible Net Worth
                           to be less than $16,500,000 at December 31, 1998 and at any time thereafter;

                                    (ix) allow aggregate capital expenditures
                           made during fiscal year 1998 to exceed $1,600,000 and made during any fiscal year thereafter to exceed $1,000,000 (computed on a non-cumulative basis);

                  2. This Sixth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Sixth Amendment to produce or account for more than one counterpart.

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                  3. THIS SIXTH AMENDMENT AND THE OTHER DOCUMENTS AND AGREEMENTS
         EXECUTED IN CONNECTION HEREWITH (UNLESS SPECIFICALLY STIPULATED TO THE CONTRARY IN SUCH DOCUMENT OR AGREEMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


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         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their duly authorized corporate officers as of the day and year first above written.

                        ELLETT BROTHERS, INC.

                        By: /s/ George E. Loney                   CFO
                           ----------------------------------------------------
                                                                (Title)

                        EVANS SPORTS, INC., a South
                        Carolina corporation

                        By: /s/ George E. Loney                   CFO
                           -----------------------------------------------------
                                                                (Title)

                        LEISURE SPORTS MARKETING, INC., a
                        South Carolina corporation

                        By: /s/ George E. Loney                   CFO
                           -----------------------------------------------------
                                                                (Title)

                        SAFESPORT MANUFACTURING COMPANY, a
                        South Carolina corporation

                        By: /s/ George E. Loney                   CFO
                        --------------------------------------------------------
                                                                (Title)
                        VINTAGE EDITIONS, INC., a
                        South Carolina corporation

                        By: /s/ George E. Loney                   CFO
                        --------------------------------------------------------
                                                                (Title)

                        FIRST UNION COMMERCIAL CORPORATION

                        By: /s/ Bruce K. Rhodes                 Vice President
                        --------------------------------------------------------
                                                                   (Title)